REINWALD O'CONNOR & PLAYDON LLP
A LIMITED LIABILITY LAW PARTNERSHIP

JERROLD K. GUBEN     3107-0
Makai Tower,  24th Floor
733 Bishop Street
Honolulu, Hawaii  96813
Telephone:  (808) 524-8350

Attorney for Debtor

                      IN THE UNITED states BANKRUPTCY COURT

                           FOR THE DISTRICT OF HAWAII

In re                                   Case No. 01-04260
                                        (Chapter 11)
AQUASEARCH, INC., a Colorado
corporation,
                                        DISCLOSURE STATEMENT HEARING:
             Debtor.                    Date:      May 20, 2002
                                        Time:      9:30 a.m.
                                        Judge:     Honorable Robert J. Faris

                                        PLAN CONFIRMATION HEARING
                                        (See Disclosure Statement for
                                        Voting and Objecting Procedures)
                                        Date:
                                        Time:
                                        Judge:     Honorable Robert J. Faris

------------------------------

                        BALLOT FOR ACCEPTING OR REJECTING
                          SECOND PLAN OF REORGANIZATION

         The Plan of Reorganization ("Plan") referred to in this ballot can be confirmed by the Court and thereby made binding on you if it is accepted by the holders of two-thirds (2/3) in amount and more than one-half (1/2) in number of the claims in Class 5 actually voting for or against the Plan, and by two-thirds (2/3) in number of the equity interest holders in Class 6 actually voting or against the Plan.

         In the event the requisite acceptances are not obtained, the Court may nevertheless confirm the Plan if the Court finds that the Plan accords fair and equitable treatment to the class or classes rejecting it and otherwise satisfies the requirements of ss.1129(b) of the Code.

         To have your vote count, you must complete and return the Ballots. One Ballot will be sent the Clerk of the United States Bankruptcy Court and the copy to Reinwald O'Connor & Playdon LLP.

         CLASS 5: TRADE CREDITORS, PROFESSIONAL CLAIMANTS AND CONVERTIBLE NOTE
                  HOLDERS

         The undersigned, a Class 5, an unsecured creditor, in the unpaid principal amount of $_____________.

                               [CHECK ONE BOX]
                               [ ] ACCEPTS
                               [ ] REJECTS

         CLASS 6 - EQUITY SECURITY INTEREST HOLDERS

         The undersigned, a Class 6 equity interest claimant and shareholder of _____________ (number of shares) of Aquasearch common stock and/or holder of Aquasearch _____________ stock warrants.


                               [CHECK ONE BOX]
                               [ ] ACCEPTS
                               [ ] REJECTS

         The Plan of Reorganization is proposed by the Debtor, Aquasearch, Inc. and Chardan Ventures, LLC.

PRINT OR TYPE NAME:  _____________________________________

SIGNATURE            _____________________________________
BY:                  _____________________________________
AS:                  _____________________________________
ADDRESS              _____________________________________
                     _____________________________________



              RETURN THIS BALLOT ON OR BEFORE _________________ TO:

                               JERROLD K. GUBEN, ESQ.
                               Reinwald O'Connor & Playdon LLP
                               Makai Tower, Suite 2400
                               733 Bishop Street
                               Honolulu, Hawaii  96813